SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):              November 16, 2001

NEXTCARD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26019 (Commission File Number)	68-0384-606 (I.R.S. Employer Identification No.)

595 Market Street, Suite 1800, San Francisco, California 94105

(Address of Principal Executive Offices) (Zip Code)

(415) 836-9700

(Registrant’s Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS
SIGNATURES
Prompt Corrective Action Directive

ITEM 5. OTHER EVENTS

On November 16, 2001, the Office of the Comptroller of the Currency delivered to NextCard, Inc. (Nasdaq: NXCD) (the “Company”) a Prompt Corrective Action directive, a copy of which is attached hereto as Exhibit No. 1 and incorporated by reference herein, as previously discussed in the Company’s press release of October 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTCARD, INC.

(Registrant)

Date: November 27, 2001	/s/ Robert Linderman Robert Linderman General Counsel & Secretary

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